{logo}     FIRST BANCSHARES, INC.
                                  P.O. Box 777
                                  Mountain Grove, Missouri  65711

                                  Telephone:  (417) 926-5151





                                  September 15, 1997






Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Bancshares, Inc. to be held at the Days Inn
Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 15, 1997, at 2:00 p.m., Central Time.

The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Kirkpatrick, Phillips & Miller, CPAs, P.C., the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

To ensure proper representation of your shares at the meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                  Sincerely,



                                  /s/ Stephen H. Romines
                                  Stephen H. Romines
                                  President and Chief Executive
                                     Officer
(/page)

                          FIRST BANCSHARES, INC.
                        142 EAST FIRST STREET
                    MOUNTAIN GROVE, MISSOURI  65711
                          (417)  926-5151

____________________________________________________________________
              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON OCTOBER 15, 1997
______________________________________________________________

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of First Bancshares, Inc. ("Corporation") will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri on Wednesday, October 15, 1997, at 2:00 p.m.,
Central Time.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of  considering and acting upon:

        1.    The election of two directors of the Corporation; and

        2. Such other matters as may properly come before the Meeting or any adjournments thereof.

    NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 3, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

    You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             /s/ Gina Gunnels
                             GINA GUNNELS
                             SECRETARY

Mountain Grove, Missouri
September 15, 1997
____________________________________________________________________
IMPORTANT:   THE PROMPT RETURN OF THE PROXY CARD WILL SAVE
THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN
ORDER TO INSURE A QUORUM.  A SELF-ADDRESSED ENVELOPE IS
ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF
MAILED IN THE UNITED STATES.
______________________________________________________________
(/page)
_______________________________________________________________
                       PROXY STATEMENT
                             OF
                   FIRST BANCSHARES, INC.
                   142 EAST FIRST STREET
               MOUNTAIN GROVE, MISSOURI 65711
                     (417) 926-5151

__________________________________________________________
              ANNUAL MEETING OF STOCKHOLDERS
                    OCTOBER 15, 1997
__________________________________________________________

    This Proxy Statement is furnished in connection with the
solicitation of proxies by the Board of Directors of First
Bancshares, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain
Grove, Missouri, on Wednesday, October 15, 1997, at 2:00 p.m.,
Central Time.  The accompanying Notice of Meeting and this Proxy
Statement are being first mailed to stockholders on or about
September 15, 1997.  The Corporation is the holding company for
First Home Savings Bank ("Savings Bank").
_____________________________________________________________________________
                                VOTING AND PROXY PROCEDURE
_____________________________________________________________________________

    Stockholders of record as of the close of business on September 3, 1997, are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. As of September 3, 1997, the Corporation had 1,099,254 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present for purposes of determining a quorum.

    The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominee for director set forth below. If a stockholder attends the Meeting, he or she may vote by ballot.

    If a stockholder does not return a signed proxy card or does not attend the Meeting and vote in person, his or her shares will not be voted.

    Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

    If a stockholder is a participant in the First Home Savings Bank Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be

voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

    The directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.
_____________________________________________________________________
     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_____________________________________________________________________

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file with the Securities and Exchange Commission ("SEC") certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of September 3, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all officers and directors of the Corporation as a group. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at September 3, 1997.


    Name and                     Amount and Nature       Percent of
    Address of                     of Beneficial         Common Stock
Beneficial Owner                   Ownership (1)         Outstanding
----------------                   -------------         -----------
First Home Savings Bank                 148,561              13.51%
Employee Stock
Ownership Plan Trust

Stephen H. Romines                       61,875               5.60%

All Officers and                        151,585              13.40%
Directors as a
Group (eight persons)

_____________________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in account under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Romines, 7,354 shares; all executive officers and directors as a group, 15,651 shares. This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days from September 3, 1997, pursuant to the 1993 Stock Option Plan ("Option Plan"). This table also includes 5,927 shares of Common Stock allocated to participants' accounts under the Savings Bank's Management Recognition and Development Plan ("MRDP").

                                   2
_____________________________________________________________________
                  PROPOSAL I - ELECTION OF DIRECTORS
_____________________________________________________________________

     The Corporation's Board of Directors consists of five members. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the Meeting, each to serve for a three year term, or until a respective successor has been elected and qualified. The Board of Directors, acting in its capacity as the Nominating Committee, has nominated for election as directors
Harold F. Glass and Dr. James F. Moore, Jr. Mr. Glass and Mr. Moore are currently directors of the Corporation and the Savings Bank.

     If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

     The following table sets forth as to the nominees and each director continuing in office, his or her name, age, the year he or she first became a director, and the number of shares of Common Stock beneficially owned at September 3, 1997. Unless otherwise indicated, the principal occupation listed for each person below has been his or her occupation for the past five years.

                                                                                           Shares of
                                                                                           Common Stock
                                                                     Year                  Beneficially
                                                                     First         Year    Owned at   Percent
                                                                     Elected       Term    September 3,  of
     Name                Age(1)     Principal Occupation             Director(2)   Expires    1997 (3)  Class
--------------        ---------     ------------------------         ----------    -------    -------   -----
                                                                                                        c>
                                            BOARD NOMINEES

Harold F. Glass           55      Vice President of the Corporation     1978       2000(4)     41,791  3.78%
                                  and Savings Bank.  Self-employed
                                  attorney in Springfield, Missouri

Dr. James F. Moore, Jr.   58      Administrator and Director of the     1993       2000(4)	      6,775  0.61
                                  State Fruit Experiment Station of the
                                  Southwest Missouri State University,
                                  Springfield, Missouri

                                    DIRECTORS CONTINUING IN OFFICE

Stephen H. Romines        55      Chairman of the Board, President       1973       1999       61,875   5.60
                                  and Chief Executive Officer of
                                  the Corporation and the Savings
                                  Bank

John G. Moody             45      Judge of the 44th Missouri             1993       1998        6,750   0.61
                                  Judicial Circuit

Almeta Hardebeck          67      Loan officer for the Savings           1995       1998        1,096   0.10
                                  Bank and retired insurance agent

                                          3
____________________________
(1)   At June 30, 1997.
(2)   Includes prior service on the Board of Directors of the
Savings Bank.
(3)   In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security.  The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  Shares held in accounts under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Romines, 7,354 shares; Ms.
Hardebeck, 96 shares.  This table also includes shares of Common
Stock subject to outstanding options exercisable within 60 days from September 3, 1997, pursuant to the Option Plan and shares of
Common Stock allocated to participants' accounts under the Savings
Bank's MRDP.  Shares of Common Stock subject to outstanding options exercisable within 60 days from September 3, 1997 are as follows:
Mr. Glass, 5,400 shares; Dr. Moore, 4,500 shares; Mr. Romines, 4,700 shares; Mr. Moody, 4,500 shares.  Shares of Common Stock allocated to participants' accounts under the Savings Bank's MRDP are as follows:  Mr. Glass, 4,500 shares; Dr. Moore, 250 shares; Mr. Moody,
250 shares.
(4)   Assuming re-election at the Meeting.

____________________________________________________________________
           MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
____________________________________________________________________

   The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of the Boards.
The Board of Directors of the Corporation and the Savings Bank meets monthly and has additional special meetings as needed. During the fiscal year ended June 30, 1997, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Savings Bank held 12 meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Board's and committee meetings on which such Board member served during this period.

   The Board of Directors of the Corporation has an Executive
Committee which consists of  Messrs. Romines, Glass and Moore.
The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee did not meet during fiscal 1997.

   The Audit Committee consists of Messrs. Moore, Moody and Glass.
This Committee meets for the purpose of reviewing the audit procedures at the Corporation, and the report and performance of the Corporation's independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate. This Committee met four times during fiscal 1997.

   Article II, Section 2.16 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting nominees for election as directors. Article II, Section 2.17 also provides as follows:
"At any annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors or
(ii) by any shareholder of the Corporation who complies with the procedures set forth in {this} Section 2.17 of Article II." Any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation's Articles of Incorporation.

                               4

Article II, Section 2.16 of the Articles of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting must be given not less than 30 days nor
more than 60 days prior to any such meeting.   However, if less than
40 days' notice of the meeting is given to stockholders by the
Corporation, a stockholder's notice shall be received no later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.  If properly made, such proposals shall be considered by stockholders at such meeting.  The
Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended June 30, 1997.

_____________________________________________________________________
                          DIRECTOR'S  COMPENSATION
_____________________________________________________________________

   Members of the Board of Directors of the Savings Bank currently receive a fee of $300 per Board meeting, Director Glass receives $43 per meeting for mileage and the Chairman of the Board receives $175 per meeting.  No fees are paid for committee meetings.  Furthermore, no fees were paid to members of the Corporation's Board of Directors for the year ended June 30, 1997.  Total fees paid to directors of the Savings Bank during the fiscal year ended June 30, 1997 were
$20,016.
_____________________________________________________________________
                          EXECUTIVE COMPENSATION
_____________________________________________________________________

Summary Compensation Table

   The following information is furnished for the Chief Executive
Officer of the Corporation. No other executive officer of the Corporation or Savings Bank received salary and bonus in excess of $100,000 during the year ended June 30, 1997.



                          SUMMARY COMPENSATION TABLE(1)
									                                                       Long-Term Compensation
                  Annual Compensation                         Awards
                                                                              All Other
   Name and                              Other Annual                         Compen-
   Principal             Salary   Bonus  Compensation        Options          sation
   Position      Year    ($)(2)    ($)      ($)(3)             (#)            ($)(4)
--------------   ----   -------   -----  ------------     -------------      --------
Stephen H.       1997   $109,748    --        --                --               --
Romines
President and    1996    104,500    --        --                --               --
Chief Executive
Officer          1995    103,300    --        --                --               --

_____________________
(1) All compensation, including fringe benefits, are paid by the Savings Bank.
(2) Includes director's fees of $3,600 annually for fiscal 1997, 1996 and 1995, and chairman of the board fees of $2,100 annually for fiscal 1997, 1996 and 1995.
(3) Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(4) Does not include amounts payable to Mr. Romines pursuant to an employment agreement in event of a "change in control" of the Corporation. See "-- Employment Agreement."

                                       5
 Option Exercise/ Value Table

    The following information with respect to options exercised during the fiscal year ended June 30, 1997 and remaining unexercised at the end of the fiscal year, is presented for Mr. Romines. No options were granted to Mr. Romines during the fiscal year.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION VALUES
                                                                       Value of
                                                      Number of      Unexercised
                                                     Unexercised     In-the-Money
                       Shares                         Options at      Options at
                      Acquired                         FY-End(#)      FY-End ($)
                         on          Value
                      Exercise      Realized         Exercisable/    Exercisable/
        Name             (#)          ($)           Unexercisable   Unexercisable
-------------------    ------      --------        --------------    ------------
Stephen H. Romines      1,000       $8,188          12,200/8,800   122,000/$88,000

    Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation
Committee of the Board of Directors of the Corporation.

    Employee Agreement. Effective December 22, 1996, the Corporation and the Savings Bank entered into a three-year employment agreement with Stephen H. Romines who serves as President and Chief Executive Officer of the Corporation and the Savings Bank. The agreement established an initial salary of $102,600 for calendar year 1997, which will be paid by the Savings Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. Under the agreement, Mr. Romines' salary may not be decreased during the term of the employment agreement without his prior written consent. The agreement is terminable by the Savings Bank or the Corporation for just cause at any time or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Savings Bank and the Corporation. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Romines is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Corporation occurs.

The severance payment pursuant to the agreement will equal two times Mr. Romines' base compensation, as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), during the preceding five years. Such amount will be paid within ten days following the termination of employment. Assuming the compensation of Mr. Romines is not increased, Mr. Romines would be entitled to severance payments of approximately $208,000 in the event of a

                                  6

change in control of the Savings Bank and the Corporation. Section 280G of the Code, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Savings Bank and the Corporation are not entitled to deduct the amount of such excess payments.

The agreement restricts Mr. Romines' right to compete against the Savings Bank and the Corporation for one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control, or if the Savings Bank or the Corporation terminate his employment for cause.
_____________________________________________________________________
                     TRANSACTIONS WITH MANAGEMENT
_____________________________________________________________________

    Mr. Stephen H. Romines, Chairman of the Board, President and Chief Executive Officer of the Savings Bank and the Corporation, is a practicing attorney and handles legal matters for the Savings Bank from time to time in this capacity without receiving any fees. Such activities include the drafting of legal documents, handling collection accounts and appearing in court on behalf of the Savings Bank..

    In addition to the legal services Mr. Romines provides to the Savings Bank, Mr. Romines provides legal services, from time to time, for existing and potential customers of the Savings Bank. Such services are generally restricted to real estate transactions, such as the preparation of contracts, deeds, promissory notes, deeds of trust and examining abstracts of title, as well as a limited amount of estate planning and probate work. For the fiscal year ended June 30, 1997, Mr. Romines received approximately $4,000 in legal fees from customers of the Savings Bank.

    Mr. Romines' wife leases space in the commercial rental building that the Savings Bank's service corporation, Fybar Service
Corporation, owns. Lease payments for that space were $2,940 for the year ended June 30, 1997.

    Mr. Harold F. Glass, Vice President and a director of the Savings Bank and the Corporation, was a partner with the law firm of Schroff, Glass and Newberry, P.C., through December 31, 1996, which firm served as legal counsel for the Corporation, the Savings Bank and
its subsidiary.    As counsel for the Corporation and the Savings
Bank for the first half of the fiscal year ended June 30, 1997, Schroff, Glass & Newberry, P. C. was paid $3,556 in fees and expense reimbursement, which amount did not exceed 5% of the law firm's annual gross revenues.

    On or about December 31, 1996, Harold F. Glass left the law firm of Schroff, Glass & Newberry, P.C. to establish his own law practice. He served as legal counsel for the Corporation, the Savings Bank and its subsidiary from January 1, 1997 through June 30, 1997. For the last half of the fiscal year ended June 30, 1997, Harold F. Glass was paid $3,524 in fees and expense reimbursement, which amount did not exceed 5% of his annualized gross revenues. Mr. Glass, as a partner in the new Millington & Glass law firm, will continue to serve as corporate counsel.

    The above-described transactions were made on terms no less favorable to the Savings Bank and the Corporation than ones with unaffiliated third parties.

    The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. Loans to such persons are made in the ordinary course of business on substantially the same terms,

                                 7

including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. The Savings Bank has never granted loans to its directors and officers on preferred terms. In accordance with the requirements of
applicable law, loans to executive officers and directors of the Corporation or the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1997, loans to directors and executive officers, including immediate family members, totaled $1,217,653.
_____________________________________________________________________
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
_____________________________________________________________________

    Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Corporation.

    Based solely on a review of the report and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended June 30, 1997 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied.
_____________________________________________________________________
                                  AUDITORS
_____________________________________________________________________

    The Board of Directors has renewed the Corporation's arrangements with Kirkpatrick, Phillips & Miller, CPAs, P.C., independent public accountants, to be its auditors for the 1998 fiscal year. A representative of Kirkpatrick, Phillips & Miller, CPAs, P.C. is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.
_____________________________________________________________________
                              OTHER MATTERS
_____________________________________________________________________

    The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                    8
_____________________________________________________________________
                          FINANCIAL STATEMENTS
_____________________________________________________________________

    The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 3, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report
is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.
_____________________________________________________________________
                         STOCKHOLDER PROPOSALS
_____________________________________________________________________

    In order to be eligible for inclusion in the Corporation's proxy solicitation materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 142 East First Street, Mountain Grove, Missouri, no later than May 15, 1998. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Gina Gunnels
                                 GINA GUNNELS
                                 SECRETARY

Mountain Grove, Missouri
September 15, 1997

____________________________________________________________________
                              FORM 10-KSB
____________________________________________________________________

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO
STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO GINA
GUNNELS, SECRETARY, FIRST BANCSHARES, INC., 142 EAST FIRST STREET, MOUNTAIN GROVE, MISSOURI 65711.

THE CORPORATION'S FORMS 10-KSB, 10-QSB AND OTHER DISCLOSURE DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE OBTAINED
FROM THE SEC HOME PAGE ON THE WORLD WIDE WEB AT http://www.sec.gov.
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